JOHN HANCOCK BOND TRUST	JOHN HANCOCK FUNDS III
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK COLLATERAL TRUST	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK EXCHANGE-TRADED FUND TRUST	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK FUNDS II	JOHN HANCOCK VARIABLE INSURANCE TRUST

Supplement dated September 16, 2020 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

Effective September 15, 2020, the Board of Trustees of each registered investment company listed above (each a “Trust”) appointed Frances G. Rathke to serve as an Independent Trustee.

Accordingly, the following modifies the disclosure under “Those Responsible for Management.”

The table below presents certain information regarding Ms. Rathke, including her principal occupations, which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by Ms. Rathke in other registered investment companies or publicly traded companies:

Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Frances G. Rathke (1960)	Trustee (since 2020)

Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989).

Trustee of various trusts within the John Hancock Fund Complex (since 2020).

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1 Because the Trust does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

The disclosure under “Additional Information about the Trustees” is supplemented as follows:

In addition to the description of Ms. Rathke’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about Ms. Rathke’s specific experience, qualifications, attributes or skills with respect to each Trust. The information in this section should not be understood to mean that the Trustee is an expert within the meaning of the federal securities laws:

Frances G. Rathke — Through her former positions in senior financial roles, as a former certified public accountant, and as a consultant on strategic and financial matters, Ms. Rathke has experience as a leader overseeing, conceiving, implementing, and analyzing strategic and financial growth plans, and financial statements. Ms. Rathke also has experience in the auditing of financial statements and related materials. In addition, she has experience as a director of various organizations, including a publicly traded company and a non-profit entity.

Also effective September 15, 2020 Ms. Rathke was appointed a member of each of the Audit, Nominating and Governance, and Investment Committees.

You should read this Supplement in conjunction with the SAI and retain it for future reference.